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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 20, 2000
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                                   e4L, Inc.
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       (Exact name of registrant as specified in charter)



     Delaware                           I-6715                  13-2658741
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(State or Other Juris-          (Commission File Number)   (IRS Employer Identi-
diction of Incorporation)                                   fication No.)


15821 Ventura Boulevard, 5th Floor, Los Angeles, CA                  91436
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(Address of principle executive offices)                           (Zip Code)


Registrant's telephone number, including area code    818-461-6400
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        (Former name or former address, if changed since last report.)

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Item 3.        Bankruptcy or Receivership.

     On October 20, 2000, e4L, Inc.'s ("e4L") wholly-owned United States subsidiary, Quantum North America, Inc. (d/b/a, e4L North America) ("QNA") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California. QNA's Chapter 11 bankruptcy is proceeding as Case No. SV00-19482-GM. e4L issued a press release on October 20, 2000 announcing the filing of the voluntary petition for relief under Chapter 11. This press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. Under Chapter 11, QNA will attempt to seek debtor-in-possession financing from its senior lender, Foothill Capital Corporation ("Foothill"), in order to fund the Chapter 11 reorganization proceedings.

     On October 20, 2000, e4L's wholly-owned United Kingdom subsidiary, Quantum International Limited ("QIL") filed a petition in the High Court of Justice, Chancery Division Companies Court in the United Kingdom (the "Court") seeking a grant of an administrative order. The filing will take approximately two to three weeks before approval by the Court is granted. During the pendancy of the filing and approval process, QIL will continue to pursue various strategic alternatives, including the possible sale of its business. Upon filing of the administrative proceedings with the Court, QIL will operate under administration, whereby an administrator will be retained by QIL for the purpose of either reorganizing or liquidating QIL's business for the benefit of creditors similar to a Chapter 11 proceeding in the United States.

Item 5.        Other Events.

     As previously reported, on October 5, 2000, QNA received a demand for payment pursuant to the Loan Agreement whereby Foothill demanded immediate payment of principal and interest due thereunder of approximately $11.7 million. On October 9, 2000, Foothill demanded payment of the approximately $11.7 million outstanding from e4L pursuant to a General Continuing Guaranty entered into by e4L and Foothill in connection with the Loan Agreement.

     e4L is currently contemplating Chapter 11 filings for two other wholly-owned United States subsidiaries: Positive Response Television, Inc. and DirectAmerica Corporation (d/b/a, Quantum Television).

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (c)       Exhibits

               99.1  Press Release dated October 20, 2000.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       e4L, Inc.
                                       (Registrant)


Date: October 23, 2000                 By: /s/ Daniel M. Yukelson
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                                       Name:  Daniel M. Yukelson
                                       Title: Executive Vice President/Finance
                                              and Chief Financial Officer

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